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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): March 23, 2015
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19424 (Commission File Number)	74-2540145 (IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.07 — Submission of Matters to a Vote of Security Holders
On March 23, 2015, the sole holder of the company’s Class B Voting Common Stock (the "Voting Stockholder") re-elected the following persons to serve on the Company’s Board of Directors: Matthew W. Appel, Santiago Creel Miranda, Peter Cumins, Lachlan P. Given, Stuart I. Grimshaw, Pablo Lagos Espinosa, Thomas C. Roberts and Joseph L. Rotunda. Each of such persons was previously serving on the Board of Directors, and as a result of his re-election, each shall serve an additional one-year term until the next annual meeting of stockholders (or, if earlier, until his death, removal or resignation).
On March 23, 2015, the Voting Stockholder also approved an amendment to the EZCORP, Inc. 2010 Long-Term Incentive Plan (the "Plan"), which, among other things, permits the Company to provide incentive compensation awards to employees, consultants and directors based on the Company's common stock. The amendment increases the number of shares of the Company's Class A Non-voting Common Stock that the Company is authorized to issue under the Plan by 1,081,200 shares. Specifically, the amendment amends Section 3.1 of the Plan to read as follows:
"The number of Authorized Shares shall be 3,300,623, which includes (a) 1,500,000 shares that were authorized upon adoption of the Plan on May 1, 2010, (b) 75,750 shares that, under the terms of the Plan, were carried over from the 2006 Plan, (c) 643,743 shares that were authorized and added to the Plan effective February 20, 2015 and (d) 1,081,200 shares that were authorized and added to the Plan effective March 23, 2015."
The additional shares, along with shares remaining in the Plan at the time of such amendment, will be used to make equity awards previously approved by the Compensation Committee.
This amendment was approved by the Compensation Committee and the Board of Directors prior to submission to the Voting Stockholder.
A copy of the amended and restated Plan is filed as Exhibit 10.1 to this Report.
On March 23, 2015, there were 2,970,171 shares of the company's Class B Voting Common Stock outstanding, all of which are held by MS Pawn Limited Partnership.
Item 7.01 — Regulation FD Disclosure
On March 23, 2015, the Company held its Annual Meeting of Stockholders. The Company’s publicly-traded Class A Non-voting Common Stock is not entitled to vote on any matters, and thus, no proposals or other matters were presented for voting at the meeting. Management was available, however, to review the Company’s financial and operating results and discuss plans and initiatives for the future. A copy of the presentation materials is posted in the Investor Relations section of the Company’s website at www.ezcorp.com.
The information set forth, or referred to, in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Item 7.01 of this Current Report on Form 8-K.
Item 9.01 — Financial Statements and Exhibits
(d)    Exhibits.

10.1	Amended and Restated EZCORP, Inc. 2010 Long-Term Incentive Plan, effective March 23, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	March 23, 2015	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated EZCORP, Inc. 2010 Long-Term Incentive Plan, effective March 23, 2015